                                                                   Exhibit 3.2.1

                                    Form of

                          AMENDED AND RESTATED BY-LAWS
                                       OF
                          NETTEL COMMUNICATIONS, INC.


                                   ARTICLE I

                                    OFFICES

          Section 1.01.  Registered Office.  The address of the Corporation's
                         -----------------
registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The Corporation's registered agent at such address is The Corporation Trust Company.

          Section 1.02.  Other Offices.  The Corporation may also have other
                         -------------
offices located in or outside of the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II

                                  STOCKHOLDERS

          Section 2.01.  Time and Place of Meetings.  All meetings of the
                         --------------------------
stockholders shall be held at such time and place, within or without the State of Delaware, as the Board of Directors may from time to time determine or as may be designated in the notice of meeting or waiver of notice thereof, subject to any provisions of the laws of the State of Delaware.

          Section 2.02.  Annual Meetings. Annual meetings of stockholders shall
                         ---------------
be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting, the stockholders shall vote for the election of directors and shall transact such other business as may properly be brought before the meeting.

          Section 2.03.  Notice of Annual Meetings.  Written notice of the
                         -------------------------
annual meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written

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notice of the place, date and time of the adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

          Section 2.04.  Special Meetings.  Special meetings of the
                         ----------------
stockholders, for any purpose or purposes, unless otherwise prescribed by the Delaware General Corporation Law or by the Certificate of Incorporation, may be called at any time only by the Board of Directors of the Corporation pursuant to a resolution adopted by the affirmative vote of the majority of the total number of Directors then in office or by the Chief Executive Officer of the Corporation.

          Section 2.05.   Notice of Special Meetings. Written notice of a
                         ---------------------------
special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten
(10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

          Section 2.06.  Notice of Stockholder Business; Nominations.
                         -------------------------------------------

          (a) Annual Meeting of Stockholders.
              -------------------------------

          (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders shall be made at an annual meeting of stockholders (A) pursuant to the Corporation's notice of such meeting, (B) by or at the direction of the Board of Directors, or (C) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 2.06 and who complies with the notice procedures set forth in this Section 2.06.

          (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a) (1) of this Section 2.06, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice must be delivered to the principal executive offices of the Corporation no later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual

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meeting and not later than the close of business on the later of the sixtieth
(60th) day prior to such annual meeting or the close of business on the tenth
(10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Such stockholder's notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner; and (2) the class and number of shares of the Corporation that are owned beneficially and held of record by such stockholder and such beneficial owner.

          (3) Notwithstanding anything in the second sentence of paragraph (a)
(2) of this Section 2.06 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after such anniversary date, at least seventy (70) days prior to such annual meeting), a stockholder's notice required by this Section 2.06 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

          (b) Special Meetings of Stockholders.  Only such business shall be
              ---------------------------------
conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of such meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of such meeting (A) by or at the direction of the Board of Directors or (B) provided that the Board of Directors has determined that directors shall be elected at such meeting by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice of the special meeting, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 2.06. If the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph

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(a) (2) or (a) (3) of this Section 2.06 shall be delivered to the
Secretary at the principal executive offices of the Corporation within the notice periods set forth therein, as applicable.

          (c)  General.
               -------

          (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.06 shall be eligible to serve as directors and only such business shall be conducted at such meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.06. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.06 and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded.

          (2) For purposes of this Section 2.06, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

          (3) Notwithstanding the forgoing provisions of this Section 2.06, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.06 shall be deemed to affect any rights
(A) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of preferred stock to elect directors under specified circumstances.

          (d) Amendment.  Subject to Section 8.12 of these By-Laws, the
              ---------
provisions of this Section 2.06 are subject to alteration, amendment or repeal, and new or conflicting provisions may be adopted by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of common stock of the Corporation.

          Section 2.07.  Organization.  Such person as the Board of Directors
                         ------------
may have designated or, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

          Section 2.08.  Quorum. The holders of a majority of the stock issued
                         ------
and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by the Delaware General Corporation Law or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to

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vote, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time to another place, date or time. If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by the Delaware General Corporation Law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

          Section 2.09.  Voting.  At any meeting of the stockholders, every
                         ------
stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing filed in accordance with the procedure established for the meeting. Each stockholder shall have one (1) vote for every share of stock entitled to vote which is registered in his or her name on the record date for the meeting, except as otherwise provided herein or required by the Delaware General Corporation Law. All voting, including on the election of directors but excepting where otherwise required by the Delaware General Corporation Law, may be by a voice vote.

          Section 2.10.  Proxies.  Any stockholder entitled to vote at any
                         -------
meeting of the stockholders or to express consent to or dissent from corporate action without a meeting may, by a written instrument signed by such stockholder or his attorney-in-fact, authorize another person or persons to vote at any such meeting and express such consent or dissent for him by proxy. No such proxy shall be voted or acted upon after the expiration of three (3) years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

          Section 2.11.  Stock List.    A complete list of stockholders entitled
                         ----------
to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified, or at the place where the meeting is to be held. The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

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                                  ARTICLE III

                               BOARD OF DIRECTORS

          Section 3.01.  General Powers.  Except as may otherwise be provided by
                         --------------
law, by the Certificate of Incorporation or by these By-Laws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation. The Chief Executive Officer of the Corporation shall also serve as the Chairman of the Board of the Corporation.

          Section 3.02.   Number and Term of Office.  The number of directors
                         --------------------------
constituting the entire Board of Directors shall not be less than one (1) nor more than fourteen (14), which number, subject to compliance with any applicable stockholder approval requirements set forth in the Certificate of Incorporation or in any agreement among the stockholders of the Corporation, may be modified from time to time by resolution of the Board of Directors, but in no event shall the number of directors be less than one (1). Each director shall be elected for a term of one (1) year and until his successor is elected and qualified, except as otherwise provided herein or by required by law.

          Section 3.03.  Annual or Regular Meetings; Notice.  The annual meeting
                         ----------------------------------
of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware), date and hour of such meetings. Notice of regular meetings need not be given, provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telegram, radio or cable, to each director who shall not have been present at the meeting at which such action was taken, addressed to him at his usual place of business, or shall be delivered to him personally. Notice of such action need not be given to any director who attends the first regular meeting after such action is taken without protesting the lack of notice to him, prior to or at the commencement of such meeting, or to any director who submits a signed waiver of notice, whether before or after such meeting.

          Section 3.04.   Special Meetings; Notice.  Special meetings of the
                         -------------------------
Board of Directors shall be held whenever called by one-third (1/3) of the directors then in office (rounded up to the nearest whole number) or by the Chief Executive Officer or, in the event of his absence or disability, by any Senior Vice President or by the Secretary at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on twenty-four (24) hours' notice, if notice is given to each director personally or by telephone or telegram, or on five (5) days' notice, if notice is mailed to each director, addressed to him at his usual
place of business.   Notice of any special meeting need not be given to any
director who attends such meeting without protesting the lack of notice to him, prior to or at the commencement of such meeting, or to any director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat.

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          Section 3.05.  Quorum; Voting.  At all meetings of the Board of
                         --------------
Directors, a majority of the directors then in office shall constitute a quorum for transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by the Delaware General Corporation Law or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          Section 3.06.  Adjournment.  A majority of the directors present,
                         -----------
whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting is not announced at the time of adjournment, in which case notice conforming to the requirements of
Section 2.05 shall be given to each director.

          Section 3.07.  Action Without a Meeting.  Unless otherwise restricted
                         ------------------------
by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee consent hereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

          Section 3.08.  Regulations; Manner of Acting.  To the extent
                         -----------------------------
consistent with applicable law, the Certificate of Incorporation and these By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The directors shall act only as a Board, and the individual directors shall have no power as such.

          Section 3.09.  Participation in Meetings by Conference Telephone.
                         -------------------------------------------------
Members of the Board of Directors or of any committee thereof may participate in a meeting of the Board of Directors or a committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

          Section 3.10.  Removal and Resignation.  No director may be removed
                         -----------------------
from office without cause and without the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors voting together as a single class; provided, however, that if the holders of any class or series of capital stock are entitled to elect one or more directors, such director or directors so elected may be removed without cause only by the vote of the holders of a majority of the outstanding shares of that class or series entitled to vote. Any director may resign at any time upon written notice to the Corporation.

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          Section 3.11.  Vacancies and Newly Created Directorships. Subject to
                         -----------------------------------------
any rights of holders of any series of Preferred Stock to fill such newly created directorships or vacancies any newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, disqualification or removal from office for cause shall, unless otherwise provided by law or by resolution approved by the affirmative vote of a majority of the total number of directors then in office, be filled only by resolution approved by the affirmative vote of a majority of the total number of directors then in office. Any director so chosen shall hold office for the balance of a term and until his successor shall have been duly elected and qualified, unless he shall resign, die, become disqualified or be removed for cause. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of the decrease, there shall be vacancies on the board which are being eliminated by the decrease.

          Section 3.12.  Compensation.  The amount, if any, which each director
                         ------------
shall be entitled to receive as compensation for his services as such shall be fixed from time to time by resolution of the Board of Directors.

          Section 3.13.  Reliance on Accounts and Reports, etc.  A director, or
                         -------------------------------------
a member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.



                                   ARTICLE IV

                                   COMMITTEES

          Section 4.01.  Generally.  The Board of Directors shall designate an
                         ---------
Audit Committee and a Compensation Committee, and may designate one or more other committees, each committee to consist of one (1) or more of the directors of the Corporation. Any such committee shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority to amend the Certificate of Incorporation, adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommend to the stockholders a dissolution, or amend the By-Laws of the Corporation; and unless the resolution or By-Laws expressly so provide, no such

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committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

          Section 4.02.  Committee Procedure.  Each committee may determine the
                         -------------------
procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          Section 4.03.  Executive Committee.  The Board of Directors may, in
                         -------------------
its discretion by resolution passed by a majority of the Board of Directors, designate an Executive Committee consisting of such number of directors as the Board of Directors shall determine. The Executive Committee shall have and may exercise all of the authority of the Board of Directors in the management of the Corporation with respect to any matter that may require action prior to, or that in the opinion of the Executive Committee may be inconvenient, inappropriate or undesirable to be postponed until, the next meeting of the Board of Directors; provided, however, that the Executive Committee shall not have the power or authority of the Board of Directors to amend the Certificate of Incorporation, adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amend these By-Laws. Any member of the Board of Directors may request the chairman of the Executive Committee to call a meeting of the Executive Committee with respect to a specified subject.

          Section 4.04.  Audit Committee.  The Audit Committee will review the
                         ---------------
results and scope of the audit and other services provided by the Corporation's independent accountants.

          Section 4.05.  Compensation Committee.  The Compensation Committee
                         ----------------------
will approve salaries and certain incentive compensation for officers and other key employees of the Corporation, and administer the Corporation's stock option and other employee benefit plans.

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                                   ARTICLE V

                                    OFFICERS

          Section 5.01.  Number and Designation.  The officers of the
                         ----------------------
Corporation shall be a Chief Executive Officer, a President, a Senior Vice President, a Chief Operating Officer, a Secretary and such other officers (e.g., one or more Vice Presidents, a Treasurer and one or more Assistant Secretaries or Assistant Treasurers) as the Board of Directors from time to time considers necessary for the proper conduct of the business of the Corporation. Any two
(2) or more offices may be held by the same person. Vacancies may be filled or new offices created and filled at any meeting of the Board of Directors. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her earlier death, resignation, or removal.

          Section 5.02.  Chief Executive Officer.  The Chief Executive Officer
                         -----------------------
shall be the Chairman of the Board and shall, in general, supervise and control all of the business and affairs of the Corporation and perform all duties incident to the offices of Chief Executive Officer and such other duties as from time to time may be prescribed by the Board of Directors, subject, however, to the control of the Board of Directors. When present, he shall preside at all meetings of the stockholders and of the Board of Directors. The Chief Executive Officer may sign, alone or with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, any deeds, mortgages, bonds, contracts, or other instruments that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed.

          Section 5.03.  Secretary.  The Secretary shall (a) keep the minutes of
                         ---------
the stockholders' and of the Board of Directors' meetings and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be custodian of the corporate records; (d) keep a register of the post office address of each stockholder, director or committee member, which shall be furnished to the Secretary by such stockholder, director or member; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Chief Executive Officer or the Board of Directors.

          Section 5.04.  President.  The President shall assist the Chief
                         ---------
Executive Officer to supervise and control all of the business and affairs of the Corporation and perform all duties incident to the office of President and such other duties as from time to time may be prescribed by the Chief Executive Officer or the Board of Directors. In the absence or disability of the Chief Executive Officer, the President may, unless otherwise determined by the Board of Directors, exercise the powers and perform the duties pertaining to the office of the Chief Executive Officer.

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          Section 5.05   Chief Operating Officer.  The Chief Operating Officer
                         -----------------------
shall assist the President to supervise and control all of the business and affairs of the Corporation and perform all duties incident to the office of Chief Operating Officer and such other duties as may from time to time be prescribed by the President. In the absence or disability of the President, the Chief Operating Officer may, unless otherwise determined by the Board of Directors, exercise and perform the duties of the President.

          Section 5.06.  Senior Vice President. The Senior Vice President or
                         ---------------------
Senior Vice Presidents shall perform such duties as may be assigned to them from time to time by the Board of Directors or by the Chief Executive Officer, if the Board of Directors does not do so. In the absence or disability of the Senior Vice President, the Vice Presidents in order of seniority, may, unless otherwise determined by the Board of Directors, exercise the powers and perform the duties pertaining to the office of the Senior Vice President, except that if one or more Senior Vice Presidents has been elected or appointed, the person holding such office in order of seniority shall exercise the powers and perform the duties of the office of the Senior Vice President.


          Section 5.07.  Vice President.   The Vice President or Vice Presidents
                         --------------
shall perform such duties as may be assigned to them from time to time by the Board of Directors or by the Chief Executive Officer, if the Board of Directors does not do so. In the absence or disability of the Senior Vice President, the Vice President may, unless otherwise determined by the Board of Directors, exercise and perform the duties of the Senior Vice President.



          Section 5.08.  Treasurer.  The Treasurer, or such other officer of the
                         ---------
Corporation as may be named by the Board of Directors or appointed by the Chief Executive Officer of the Corporation to perform such function, shall have charge and custody of and be responsible for all funds and securities of the Corporation, receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories, disburse the funds of the Corporation as ordered by the Board of Directors or the Chief Executive Officer of the Corporation or as otherwise required in the conduct of the business of the Corporation, and render to the Chief Executive Officer of the Corporation or the Board of Directors, upon request, an account of all his transactions as Treasurer and on the financial condition of the Corporation.
The Treasurer, unless another officer of the Corporation is named by the Board of Directors to perform such functions, shall have the duties and responsibilities and shall exercise the authority and powers of the chief financial officer of the Corporation, and shall in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Chief Executive Officer or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond (which shall be renewed regularly), in such sum and with such surety or sureties as the Board of Directors shall determine for the faithful discharge of his duties and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

          Section 5.09.  Assistant Treasurers and Assistant Secretaries.
                         ----------------------------------------------
Assistant Treasurers and Assistant Secretaries shall perform such duties as shall be assigned to them by the Treasurer or by the Secretary, respectively, or by the Board of Directors or the Chief Executive Officer. If required by the Board of Directors, the Assistant Treasurers shall give bonds (which shall be renewed regularly) for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.

          Section 5.10.  Compensation.  The salaries of the officers shall be
                         ------------
fixed from time to time by the Compensation Committee. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

          Section 5.11.  Removal and Resignation; Vacancies.  Any officer may be
                         ----------------------------------
removed with or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors or the Chief Executive Officer. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors.

          Section 5.12.  Authority and Duties of Officers. The officers of the
                         --------------------------------
Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified by the Board of Directors, except that in any event each officer shall exercise such powers and perform such duties as may be required by law. In the event an officer other than the Chief Executive Officer, the Secretary and the Senior Vice President is not elected by the Board of Directors, the Board of Directors or the Chief Executive Officer may bestow and delegate that officer's duties and powers on any other officer of the Corporation.

          Section 5.13.  Failure to Elect.  A failure to elect officers shall
                         ----------------
not dissolve or otherwise affect the Corporation.

          Section 5.14.  Reliance on Accounts and Reports, etc.  Each officer of
                         -------------------------------------
the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

                                   ARTICLE VI

                                 CAPITAL STOCK

          Section 6.01.  Certificates.  Each stockholder shall be entitled to a
                         ------------
certificate signed by, or in the name of the Corporation by, the Chief Executive Officer, the President, a Senior Vice President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be facsimile.

          Section 6.02. Uncertificated Shares.  Subject to any conditions
                        ---------------------
imposed by the Delaware General Corporation Law or by the Certificate of Incorporation, the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the Corporation shall send to the registered owner thereof any written notice prescribed by the Delaware General Corporation Law.

          Section 6.03.  Lost, Stolen or Destroyed Certificates.  The Board of
                         --------------------------------------
Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the Board of Directors of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Board of Directors may require the owner of such lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

          Section 6.04. Stock Transfers. The Board of Directors shall have the
                        ---------------
power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock. The Board of Directors may appoint transfer agents and registrars thereof.

          Section 6.05.  Record Date. The Board of Directors may fix in advance
                         -----------
a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent (or dissent) to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty
(60) days prior to any other action to which such record date relates.

     If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          Section 6.06.  Registered Stockholders.  Prior to due surrender of a
                         -----------------------
certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.



                                  ARTICLE VII

                                INDEMNIFICATION

          Section 7.01.  Nature of Indemnity.  The Corporation shall indemnify
                         -------------------
any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of fact that the person is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that the person is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding and any appeal therefrom, if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe the person's conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

          The termination of any action, suit or proceeding by judgment, order settlement, conviction, or upon a plea of nolo contendere or its equivalent,
                                          ---- ----------
shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

          Section 7.02.  Successful Defense.  To the extent that a director,
                         ------------------
officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section
7.01 hereof or in defense of any claim, issue or matter therein, the person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection therewith.

          Section 7.03.  Determination That Indemnification Is Proper.  Any
                         --------------------------------------------
indemnification of a director or officer of the Corporation under Section 7.01 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because the person has not met the applicable standard of conduct set forth in Section 7.01 hereof. Any indemnification of an employee or agent of the Corporation under Section 7.01 hereof (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in Section 7.01 hereof. Any such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or (3) by the stockholders.

          Section 7.04.  Advance Payment of Expenses.  Expenses incurred by a
                         ---------------------------
director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that the person is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation's counsel to represent such director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

          Section 7.05.  Procedure for Indemnification of Directors and
                         ----------------------------------------------
Officers. Any indemnification of a director or officer of the Corporation under Sections 7.01 and 7.02, or advance of costs, charges and expenses to a director or officer under Section 7.04 of this Article, shall be made promptly, and in any event within thirty (30) days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 7.04 of this Article where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in
Section 7.01 of this Article, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 7.01 of this Article, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

          Section 7.06.  Survival; Preservation of Other Rights.  The foregoing
                         --------------------------------------
indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of the Delaware General Corporation Law are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter or brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

          The indemnification provided by this Article VII shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in the person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          Section 7.07.  Insurance.  The Corporation shall purchase and maintain
                         ---------
insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer or another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against the person and incurred by the person or on the person's behalf in any such capacity, or arising out of the person's status as such, whether or not the Corporation would have the power to indemnify the person against such liability under the provisions of this Article, provided that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the entire Board of Directors.

          Section 7.08.  Severability.  If this Article or any portion hereof
                         ------------
shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

          Section 8.01.  Dividends.  Subject to any applicable provisions of law
                         ---------
and the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation's capital stock.

          A member of the Board of Directors, or a member of any committee designated by the Board of Directors shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

          Section 8.02.  Reserves.  There may be set aside out of any funds of
                         --------
the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve.

          Section 8.03.  Execution of Instruments.  The Chief Executive Officer,
                         ------------------------
the President, any Senior Vice President, any Vice President, the Secretary or the Treasurer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors or the Chief Executive Officer may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

          Section 8.04.  Corporate Indebtedness.  No loan shall be contracted on
                         ----------------------
behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors or the Chief Executive Officer. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors or the Chief Executive Officer shall authorize. When so authorized by the Board of Directors or the Chief Executive Officer, any part of or all the properties, including contract rights, assets, business or good will of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

          Section 8.05.  Deposits.  Any funds of the Corporation may be
                         --------
deposited from time to time in such banks, trust companies or other depositories as may be determined by the Board of Directors or the Chief Executive Officer, or by such officers or agents as may be authorized by the Board of Directors or the Chief Executive Officer to make such determination.

          Section 8.06.  Checks.  All checks or demands for money and notes of
                         ------
the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the Board of Directors or the Chief Executive Officer from time to time may determine.

          Section 8.07.  Sale, Transfer, etc. of Securities.  To the extent
                         ----------------------------------
authorized by the Board of Directors or by the Chief Executive Officer, the President, the Secretary or any other officers designated by the Board of Directors or the Chief Executive Officer, the Corporation may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

          Section 8.08.  Voting as Stockholder.  Unless otherwise determined by
                         ---------------------
resolution of the Board of Directors, the Chief Executive Officer, the President, any Senior Vice President, any Vice President or Secretary shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

          Section 8.09.  Fiscal Year. The fiscal year of the Corporation shall
                         -----------
commence on the first day of January of each year (except for the Corporation's first fiscal year, which shall commence on the date of incorporation) and shall terminate in each case on December 31.

          Section 8.10.  Seal. The Board of Directors may adopt a corporate seal
                         ----
and use the same by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

          Section 8.11.  Books and Records; Inspection. The Corporation shall
                         -----------------------------
keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors. The books of the Corporation may be kept (subject to any provisions contained in the Delaware General Corporation Law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors.

          Section 8.12.  Amendments.  These By-Laws, or any of them, may be
                         ----------
altered, amended or repealed, or new By-Laws may be made, at any meeting of the Board of Directors, by vote of a majority of the Board of Directors, provided that the proposed action in respect thereof shall be stated in the notice of waiver of notice of such meeting or that all of the directors of the Corporation shall be present at such meeting.

          Section 8.13.  Time Periods.  In applying any provision of these By-
                         ------------
Laws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

     I hereby certify that the foregoing Amended and Restated By-Laws were duly adopted by the Board of Directors of the Corporation on _______________________.



                                    NETtel Communications, Inc.


                                    By: ___________________________________
                                        James K. Dize
                                        Secretary